A      N      N      U      A      L         R      E      P      O      R     T
      D   E   C   E   M   B   E   R        3   1   ,        1   9   9   5

          ------------------------------------------------------------

                                   WRL SERIES
                                   FUND, INC.

                                GROWTH PORTFOLIO
          ------------------------------------------------------------



       February 1996
       ACC00004-A (2/96)

--------------------------------------------------------------------------------
 T     A     B     L     E     O     F     C     O    N    T    E    N    T    S
--------------------------------------------------------------------------------

                                                                   PAGE
            Chairman's letter.....................................   1
                Report of Independent Accountants.................   2
                Financial Statements:
                     Schedule of Investments......................   3
                     Management's Discussion and Analysis.........   5
                     Statement of Assets and Liabilities
                        and Statement of Operations...............   6
                     Statement of Changes in Net Assets...........   7
                     Financial Highlights.........................   8
                Notes to Financial Statements.....................   9

                               FELLOW CONTRACT OWNERS:

                               (PHOTO)
                               JOHN R. KENNEY
                               Chairman of the Board

                               It's been a wonderful year. Pure and
                               simple.

                               We've been witness this year to a
                               great financial spectacle. Throughout
                               all of 1995, the markets have
                               seemingly moved in just one
                               direction: up. Stocks thundered
                               higher, propelled by dropping
                               interest rates and the ability of
                               belt-tightened companies to keep
                               profits growing, even as economic
                               growth cooled a bit. The Dow Jones
                               Industrial Average, nearing its 100th
                               year, surged 33%, the fourth best
                               annual gain in the post-World War II
                               era. Bonds have been no slouch
                               either. With the economy gently
                               slowing, and inflation barely, if at
                               all, stirring, bond prices recovered
                               brilliantly from last year's
                               miserable performance, registering
                               their third best annual total return
                               in 50 years. It has indeed been a
                               banner year.

                               While it's been fun to watch this
                               magnificent bull market in action,
                               it's been particularly satisfying to
                               have taken part. 1995 is a pointed
                               reminder that the greatest risk in
                               investing may very well lie in not
                               being invested at all and missing out
                               on the long-term rewards that
                               patience and professional money
                               management can bring. I'm proud of
                               the extraordinary results the Growth
                               Portfolio managers posted this period
                               and this year. Please take a few
                               minutes and review the personal
                               comments from these outstanding
                               professionals on just how they've
                               been investing for the last year. I
                               invite you to evaluate this report
                               and review the data, including major
                               equity positions and industry
                               weightings. All of this information
                               is intended to provide an insight
                               into what has been some of the
                               industry's finest performances.

                               After such sensational advances, it's
                               almost a natural instinct for
                               investors to get a little spooked, to
                               fear the markets have "run out of
                               gas" if you will. Can another
                               stunning year lie ahead? Can the
                               economy roll along strongly enough to
                               boost profits while not pushing rates
                               higher? Will the presidential
                               election cycle keep investors on edge
                               much of the year? Who knows.
                               Forecasts are like reading
                               yesterday's newspaper, and as often
                               as not, the common wisdom is way off,
                               as it was in 1995.

                               To be sure, the positives of lower
                               interest rates, expanding profits,
                               and potentially big inflows of
                               foreign capital are all favorable.
                               Still, for ourselves, we aren't
                               making any short-term predictions on
                               what the markets will do in 1996.
                               We're really not worried. We're in it
                               for the long term -- we're investors.
                               Experience has shown us that
                               investing for the long term and not
                               worrying too much about the interim
                               peaks and troughs is the smarter bet.
                               History has also documented the
                               benefits of sticking with a
                               disciplined long-term program of
                               investing.

                               If it's true that success solicits
                               success, than we're justified in our
                               optimistic outlook for next year and
                               for years after that. The Growth
                               Portfolio is managed not only with
                               long-term results in mind but
                               long-term relationships as well. Our
                               highest priority remains the safety
                               of the funds you've entrusted to us.
                               We respect your personal task of
                               financial planning and appreciate the
                               opportunity to help.

                                                Sincerely yours,


                                                /s/ John R. Kenney
                                                ---------------------
                                                John R. Kenney
                                                Chairman of the Board

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of the WRL Series Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Portfolio (one of the portfolios constituting the WRL Series Fund, Inc., hereafter referred to as the "Portfolio") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Kansas City, Missouri
January 31, 1996

--------------------------------------------------------------------------------

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

                                  PRINCIPAL           MARKET
                                    AMOUNT            VALUE
                                 ------------     --------------
U.S. GOVERNMENT OBLIGATIONS (0.50%)
  U.S. Treasury Notes
    5.50%, due 09/30/97.......... $  6,000,000    $    6,030,000
                                                  --------------
  Total U.S. Government Obligations
  (cost: $ 6,033,363)............                      6,030,000
                                                  --------------
CORPORATE DEBT SECURITIES (1.24%)
    RETAIL & DEPARTMENT STORES (1.24%)
  Ralphs Grocery Company
    11.00%, due 06/15/05.........   15,000,000        14,850,000
                                                  --------------
  Total Corporate Debt Securities
  (cost: $ 14,906,203)...........                     14,850,000
                                                  --------------

                                  NUMBER OF           MARKET
                                    SHARES            VALUE
                                 ------------     --------------
PREFERRED STOCKS (4.06%)
    COMPUTER TECHNOLOGY (4.06%)
  SAP AG - Vorzug................      319,965        48,516,809
                                                  --------------
  Total Preferred Stocks
  (cost: $ 24,311,900)...........                     48,516,809
                                                  --------------
COMMON STOCKS (72.74%)
    APPAREL & TEXTILES (0.51%)
  Fila Holding S.p.A. - Sponsored
    ADR..........................      134,100         6,101,550
    BANKING (5.95%)
  Chemical Banking Corporation...      267,400        15,709,750
  Citicorp.......................      415,730        27,957,843
  First Interstate Bancorp.......      200,950        27,429,675
    BEVERAGES (2.70%)
  Coca-Cola Company..............      435,375        32,326,594
    BIO-TECHNOLOGY (1.24%)
  Chiron Corporation*............      134,050        14,812,525
    COMPUTER TECHNOLOGY (22.14%)
  Broderbund Software, Inc.*.....      172,025        10,450,519
  Cisco Systems, Inc.*...........      415,100        30,976,838
  First Data Corporation.........      691,800        46,264,125
  HBO & Company..................      246,450        18,884,231
  Informix Corporation*..........      522,625        15,678,750
  Intuit, Inc.*..................      180,800        14,102,400
  Microsoft Corporation*.........      298,200        26,167,050
  Netscape Communications
    Corporation*.................      108,125        15,029,375
  PeopleSoft, Inc.*..............      299,450        12,876,350
  PsiNet, Inc.*..................      160,525         3,672,009
  Shiva Corporation*.............       86,200         6,271,050
  Sun Microsystems, Inc.*........    1,408,300        64,253,688
    CONTAINERS (0.05%)
  Liqui-Box Corporation..........       18,325           542,878

                                  NUMBER OF           MARKET
                                    SHARES            VALUE
                                 ------------     --------------
COMMON STOCKS (CONTINUED)
    ELECTRONICS (4.37%)
  Altera Corporation*............      206,175    $   10,257,206
  General Electric Company.......       78,425         5,646,600
  LSI Logic Corporation*.........      200,950         6,581,113
  Stratacom, Inc.*...............      404,525        29,732,588
    ENTERTAINMENT (1.45%)
  Walt Disney Company............      294,725        17,388,775
    FINANCE (5.50%)
  Charles Schwab Corporation.....      115,500         2,324,438
  Federal Home Loan Mortgage
    Corporation..................      179,125        14,956,938
  Federal National Mortgage
    Association..................      167,080        20,738,805
  Merrill Lynch & Company,
    Inc. ........................      542,876        27,686,676
    MEDICAL (5.94%)
  Medtronic, Inc.................      219,000        12,236,625
  Oxford Health Plans, Inc.*.....      333,450        24,633,619
  PacifiCare Health Systems,
    Inc. -
    Class B*.....................      204,475        17,789,325
  United Healthcare
    Corporation..................      249,725        16,356,988
    PHARMACEUTICALS (8.20%)
  Amgen, Inc.*...................      380,950        22,618,906
  Astra AB - Class A Free........      194,584         7,783,947
  Eli Lilly & Company............      145,200         8,167,500
  Johnson & Johnson..............       80,150         6,862,843
  Pfizer, Inc. ..................      492,750        31,043,250
  SmithKline Beecham - Class A...       35,300           389,128
  SmithKline Beecham PLC - ADR...      380,850        21,137,175
    RADIO & TELEVISION (0.67%)
  Infinity Broadcasting
    Corporation - Class A*.......      215,785         8,037,991
    RETAIL & DEPARTMENT STORES (0.39%)
  Starbucks Corporation*.........      221,900         4,659,900
    SHOES & LEATHER GOODS (1.17%)
  Nike, Inc. - Class B...........      200,900        13,987,662
    TELECOMMUNICATIONS (12.46%)
  Ascend Communications, Inc.*...      493,450        40,031,131
  Glenayre Technologies, Inc.*...      340,925        21,222,581
  L.M. Ericsson Telephone
    Company - Sponsored ADR......    1,017,050        19,832,475
  Picturetel Corporation*........      613,850        26,472,281
  Premisys Communications,
    Inc.*........................      267,050        14,954,800
  Tellabs, Inc.*.................       43,125         1,595,625
  U.S. Robotics Corporation*.....      280,825        24,642,393
                                                  --------------
  Total Common Stocks
  (cost: $ 609,219,207)..........                    869,276,484
                                                  --------------

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

                                 PRINCIPAL           MARKET
                                   AMOUNT             VALUE
                                ------------     ---------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (5.85%)
  Federal National Mortgage
    Association
    5.59%, due 01/10/96......... $ 50,000,000    $    49,914,597
  Federal National Mortgage
    Association
    5.47%, due 01/17/96.........   20,000,000         19,945,300
                                                 ---------------
  Total Short-Term U.S. Government
  Obligations
  (cost: $ 69,859,897)..........                      69,859,897
                                                 ---------------
COMMERCIAL PAPER (15.65%)
  Household Finance Corp.
    5.77%, due 01/04/96.........   40,000,000         39,967,944
  General Electric Capital
    Corporation
    5.90%, due 01/03/96.........   40,000,000         39,973,778
  Prudential Funding Corp.
    5.63%, due 01/04/96.........   30,000,000         29,976,542
  Texaco, Inc.
    5.92%, due 01/04/96.........   30,000,000         29,975,333
  Ford Motor Co.
    5.75%, due 01/02/96.........   47,200,000         47,177,384
                                                 ---------------
  Total Commercial Paper
  (cost: $ 187,070,981).........                     187,070,981
                                                 ---------------
    Total Investment Securities
    (cost: $ 911,401,551).......                 $ 1,195,604,171
                                                 ---------------
                                                 ---------------
SUMMARY
  Investments at value..........     100.04 %    $ 1,195,604,171
  Liabilities in Excess
    of Other Assets.............      (0.04)%           (429,778)
                                    --------     ---------------
  Net Assets....................     100.00 %    $ 1,195,174,393
                                    --------     ---------------
                                    --------     ---------------
INVESTMENTS BY COUNTRY
Size of investment is indicated as a percentage of total
  portfolio net assets.

                                     MARKET VALUE     PERCENTAGE
                                    ---------------   ----------
  Germany........................   $    48,516,809       4.06%
  Sweden.........................         7,783,947        .65%
  United Kingdom.................           389,128        .03%
  United States..................     1,138,484,509      95.26%
                                      -------------     ------
                                    $ 1,195,174,393     100.00%
                                      -------------     ------
                                      -------------     ------

NOTES TO SCHEDULE OF INVESTMENTS:
   * No income dividends were paid during the preceding twelve months. ADR American Depository Receipt

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION
YEAR ENDED DECEMBER 31, 1995

INVESTMENTS BY INDUSTRY
AT DECEMBER 31, 1995
Amount of investments in each category is indicated as a percentage of total Portfolio net assets

                                   [GRAPH]

U.S. Government Obligations                    0.50%
Corporate Debt Securities                      1.24%
Preferred Stocks                               4.06%
Banking                                        5.95%
Beverages                                      2.70%
Computer Technology                           22.14%
Electronics                                    4.37%
Finance                                        5.50%
Medical                                        5.94%
Pharmaceuticals                                8.20%
Telecommunications                            12.46%
Short-Term U.S. Government Obligations         5.85%
Commercial Paper                              15.65%
Other                                          5.44%

The financial markets have just closed out one of the most exciting years on record. Stocks posted remarkable gains in 1995 against a backdrop of moderate economic growth, benign inflation, and falling interest rates. And, as if this were not enough good news, corporate profits grew at double-digit rates for the fourth year in a row, up a total of 127%. According to Standard & Poor's, this is the first such sustained expansion since 1934-37.

Although the market produced substantial returns in 1995 -- the Dow Jones Industrial Average gained 33.4% -- momentum fell off in technology and telecommunication stocks during the fourth quarter. These sectors were important contributors to the Growth Portfolio's performance during the previous nine months. But late in the third quarter, we became concerned that, despite their excellent earnings, the high valuations many of these companies were carrying might leave them vulnerable. With that, we selectively trimmed the Portfolio's technology and telecommunication holdings. That we did allowed us to avoid some of the subsequent damage these groups suffered. At the same time, strong performances from our pharmaceutical, health care, and financial stocks helped sustain returns through the end of the year. Altogether, the Growth Portfolio gained a total of 47.12% for the year ending December 31, 1995. This compares favorably to the Dow Industrials which rose 33.4% for the same period, and the Standard & Poor's Index of 500 Common Stocks which gained 37.58%.

Among the technology and telecommunication stocks we sold or trimmed at a profit were Hewlett-Packard Company, Microsoft Corporation, LSI Logic Corporation, U.S. Robotics Corp., Intel Corporation, and Texas Instruments, Inc. Cellular manufacturer Nokia AB was liquidated as well. Some of these assets were put to work in stocks like Altera, Ascend Communications, Inc. and Cisco Systems, Inc. These companies gave the Growth Portfolio additional exposure to the accelerating growth of the Internet.

Pharmaceutical and healthcare stocks performed well overall, and several positions were either added or increased during the period. SmithKline Beecham, a large multinational drug company, gave us solid returns last quarter, and Eli Lilly & Company and Amgen, Inc. were both added. In addition, Pfizer, Inc. and Oxford Health, a healthcare provider in the New York area, gave the Portfolio some strong gains.

Financial stocks continue to look attractive in the current market. Citicorp, Chemical Banking Corporation, and Merrill Lynch & Company, Inc. each have unique industry characteristics and all are repurchasing significant amounts of their own stocks. They are also benefiting from a positively-sloped yield curve, which we believe will continue into the first of the new year.

We are expecting more volatile markets in 1996. Moderate growth and a benign interest rate environment should support stock prices, but paradoxically, earnings may be off, especially when compared to the really exceptional numbers of 1995. So while the broad indexes should make progress, we may experience greater internal volatility in individual stocks and industries. As a result, our strategy will be to accumulate positions gradually and let them go more aggressively. The Portfolio will also have additional balance among the groups that have performed well for us this year, specifically technology, telecommunications, pharmaceutical, healthcare, and financial services. We believe this strategy will be effective in providing competitive returns in 1996.

(LOGO)
(1) THE JANUS SYMBOL IS A
    REGISTERED
    SERVICE MARK OF JANUS CAPITAL
    CORPORATION                                     /s/ Scott W. Schoelzel                 /s/  Thomas F. Marsico
                                                    ----------------------                 ----------------------
                                                        Scott W. Schoelzel                      Thomas F. Marscio
                                                                     Growth Portfolio Managers

--------------------------------------------------------------------------------

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:                                        DECEMBER 31, 1995
  Investments in securities, at market value
    (cost $ 654,470,673)......................  $   938,673,293
  Short-term securities, at amortized cost....      256,930,878
  Cash........................................           33,818
  Receivables:
    Fund shares sold..........................                0
    Securities sold...........................           31,050
    Interest..................................          150,799
    Dividends.................................          295,175
    Foreign receivable........................           56,356
    Foreign currency contracts................          555,276
    Other.....................................                0
                                               -----------------
      Total assets............................    1,196,726,645
                                               -----------------
LIABILITIES:
  Fund shares purchased.......................                0
  Securities purchased........................          624,219
  Accounts payable and accrued liabilities:
    Custody fees..............................                0
    Investment advisory fees..................          752,262
    Dividends to shareholders.................                0
    Other fees................................          175,771
    Foreign payable...........................                0
    Foreign currency contracts................                0
                                               -----------------
      Total liabilities.......................        1,552,252
                                               -----------------
        Total net assets......................  $ 1,195,174,393
                                               ===================
NET ASSETS:
  Capital stock
    ($ .01 par value 125,000,000
    authorized)...............................  $       377,494
  Additional paid-in capital..................      904,642,630
  Accumulated undistributed income:
    Accumulated undistributed net investment
      income (loss)...........................          575,360
    Accumulated undistributed net realized
      gain (loss) on:
      Investment transactions.................        4,820,848
  Net unrealized appreciation (depreciation)
    on:
    Investment securities.....................      284,202,620
    Foreign currency transactions.............          555,441
                                               -----------------
  Net assets applicable to outstanding
    shares of capital.........................  $ 1,195,174,393
                                               ===================
  Shares outstanding at December 31, 1995.....       37,749,399
                                               ===================
  Net asset value per share...................  $         31.66
                                               ===================

STATEMENT OF OPERATIONS

                                                  YEAR ENDED
INVESTMENT INCOME:                             DECEMBER 31, 1995
  Interest....................................   $  11,008,338
  Dividends (net of foreign tax of
    $ 104,644)................................       6,312,452
                                                 -------------
        Total investment income...............      17,320,790
                                                 -------------
EXPENSES:
  Investment advisory fees....................       7,847,750
  Printing and shareholder reports............         205,936
  Custodian fees..............................         189,984
  Legal fees..................................          10,429
  Auditing and accounting fees................          36,196
  Directors fees..............................          10,513
  Other fees..................................         181,060
                                                 -------------
        Total expenses........................       8,481,868
  Less:
    Advisory fee waiver and expense
      reimbursement...........................               0
    Fees paid indirectly......................          13,276
                                                 -------------
        Net expenses..........................       8,468,592
                                                 -------------
  Net investment income (loss)................       8,852,198
                                                 -------------
  Net realized gain (loss) on:
      Investment securities...................     157,659,617
      Foreign currency transactions...........      (2,827,328)
                                                 -------------
        Total net realized gain (loss)........     154,832,289
                                                 -------------
  Change in unrealized appreciation
    (depreciation) on:
      Investment securities...................     210,175,819
      Foreign currency transactions...........         555,441
                                                 -------------
        Total change in unrealized
          appreciation (depreciation).........     210,731,260
                                                 -------------
      Net gain (loss) on investments..........     365,563,549
                                                 -------------
  Net increase (decrease) in net assets
    resulting from operations.................   $ 374,415,747
                                                 =============

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED            YEAR ENDED
                                                                                          DECEMBER 31, 1995     DECEMBER 31, 1994
OPERATIONS:
  Net investment income (loss)...........................................................  $     8,852,198        $   7,567,047
  Net realized gain (loss) on investments and foreign currency transactions..............      154,832,289          (42,264,053)
  Change in unrealized appreciation (depreciation) on investments and foreign currency
    transactions.........................................................................      210,731,260          (40,706,686)
                                                                                             -------------        -------------
    Net increase (decrease) in net assets resulting from operations......................      374,415,747          (75,403,692)
                                                                                             -------------        -------------
DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................................................       (8,276,838)          (7,567,047)
  In excess of net investment income.....................................................                0               (5,606)
  Net realized gains.....................................................................     (106,305,203)                   0
  In excess of net realized gains........................................................                0           (1,236,523)
                                                                                             -------------        -------------
    Total distributions..................................................................     (114,582,041)          (8,809,176)
                                                                                             -------------        -------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................................................      111,725,690          116,495,908
  Dividends and distributions reinvested.................................................      114,582,041            8,809,176
  Cost of shares repurchased.............................................................     (105,350,493)        (161,518,580)
                                                                                             -------------        -------------
    Increase (decrease) in net assets from capital shares transactions...................      120,957,238          (36,213,496)
                                                                                             -------------        -------------
    Net increase (decrease) in net assets................................................      380,790,944         (120,426,364)
NET ASSETS:
  Beginning of period....................................................................      814,383,449          934,809,813
                                                                                             -------------        -------------
  End of period..........................................................................  $ 1,195,174,393        $ 814,383,449
                                                                                             =============        =============
    Undistributed net investment income..................................................  $       575,360        $           0
                                                                                             =============        =============
SHARE ACTIVITY:
  Shares outstanding - beginning of period...............................................       34,205,930           35,614,033
                                                                                             -------------        -------------
  Shares issued..........................................................................        3,712,711            4,627,689
  Shares issued - reinvestment of dividends and distributions............................        3,625,404              371,607
  Shares redeemed........................................................................       (3,794,646)          (6,407,399)
                                                                                             -------------        -------------
  Increase (decrease) in shares outstanding..............................................        3,543,469           (1,408,103)
                                                                                             -------------        -------------
  Shares outstanding - end of period.....................................................       37,749,399           34,205,930
                                                                                             =============        =============

   The notes to the financial statements are an integral part of this report.

--------------------------------------------------------------------------------

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
--------------------------------------------------------------------------------


 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. GROWTH PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS
                                   [GRAPH]

FINANCIAL HIGHLIGHTS*
FOR THE PERIOD ENDED

                                                                                DECEMBER 31
                                            -----------------------------------------------------------------------------------
                                               1995        1994         1993        1992        1991        1990         1989
                                            ----------   ---------    ---------   ---------   ---------   ---------    --------
Net asset value, beginning of period....... $    23.81   $   26.25    $   25.83   $   26.26   $   17.48   $   17.85    $  12.97
 Income from operations:
   Net investment income (loss)............        .26         .22          .28         .36         .27         .30         .19
   Net realized and unrealized
     gain (loss) on investments............      10.97       (2.41)         .79         .52       10.75        (.33)       6.29
                                            ----------   ---------    ---------   ---------   ---------   ---------    --------
     Total income (loss) from operations...      11.23       (2.19)        1.07         .88       11.02        (.03)       6.48
 Distributions:
   Dividends from net investment income....       (.24)       (.22)        (.28)       (.36)       (.27)       (.30)       (.19)
   Distributions from net realized gains on
     investments...........................      (3.14)        .00         (.37)       (.95)      (1.97)       (.04)      (1.41)
   Distributions in excess of net realized
     gains on investments..................        .00        (.03)         .00         .00         .00         .00         .00
                                            ----------   ---------    ---------   ---------   ---------   ---------    --------
     Total distributions...................      (3.38)       (.25)        (.65)      (1.31)      (2.24)       (.34)      (1.60)
                                            ----------   ---------    ---------   ---------   ---------   ---------    --------
Net asset value, end of period............. $    31.66   $   23.81    $   26.25   $   25.83   $   26.26   $   17.48    $  17.85
                                            ============ ===========  =========== =========== =========== ===========  ==========
Total return...............................      47.12%      (8.31)%       3.97%       2.35%      59.79%       (.22)%     47.04%
Ratios and supplemental data:
 Net assets at end of period
   (in thousands).......................... $1,195,174   $ 814,383    $ 934,810   $ 711,422   $ 393,511   $ 129,057    $ 74,680
 Ratio of expenses to average net assets...        .86%        .84%         .87%        .86%        .90%       1.00%       1.00%
 Ratio of net investment income (loss)
   to average net assets...................        .90%        .88%        1.07%       1.44%       1.21%       2.06%       1.18%
 Portfolio turnover rate...................     130.48%     107.33%       77.91%      77.70%       7.27%     157.01%     123.80%


                                               1988       1987      1986+
                                             --------   --------   -------
Net asset value, beginning of period.......  $  11.14   $  10.14   $ 10.00
 Income from operations:
   Net investment income (loss)............       .31        .21       .00
   Net realized and unrealized
     gain (loss) on investments............      1.83       1.00       .14
                                             --------   --------   -------
     Total income (loss) from operations...      2.14       1.21       .14
 Distributions:
   Dividends from net investment income....      (.31)      (.21)      .00
   Distributions from net realized gains on
     investments...........................       .00        .00       .00
   Distributions in excess of net realized
     gains on investments..................       .00        .00       .00
                                             --------   --------   -------
     Total distributions...................      (.31)      (.21)      .00
                                             --------   --------   -------
Net asset value, end of period.............  $  12.97   $  11.14   $ 10.14
                                             ========== ========== =========
Total return...............................     18.62%     10.90%     5.84%
Ratios and supplemental data:
 Net assets at end of period
   (in thousands)..........................  $ 28,497   $ 15,815   $   716
 Ratio of expenses to average net assets...      1.00%      1.00%      .19%
 Ratio of net investment income (loss)
   to average net assets...................      2.50%      1.84%      .03%
 Portfolio turnover rate...................     76.27%    222.13%     8.55%

* The above table illustrates the change for a share outstanding computed using average shares outstanding throughout each period. See Note 6.

+ The inception of this portfolio was October 2, 1986. The total return is not annualized.

   The notes to the financial statements are an integral part of this report. This material must be preceded or accompanied by the Fund's current prospectus.

--------------------------------------------------------------------------------

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 1995

NOTE 1 - ORGANIZATION AND SUMMARY OF
           SIGNIFICANT ACCOUNTING POLICIES

     The WRL Series Fund, Inc. (the "Fund") is a diversified, open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985 as a Maryland Corporation and on October 2, 1986, the Growth Portfolio commenced operations. From inception of the Fund until June 30, 1992, shares were sold exclusively to the WRL Series Life Account (the "Life Account") and the WRL Series Annuity Account (the "Annuity Account"), collectively called the Separate Accounts of Western Reserve Life Assurance Co. of Ohio ("WRL"), to fund benefits under variable universal life insurance policies and variable annuity contracts issued by WRL. Under an amendment dated September 19, 1994 to the Participation Agreement dated July 1, 1992, the Fund's Board of Directors authorized sales of its shares of the Growth Portfolio to the separate accounts of life insurance companies which are affiliates of WRL.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.  VALUATION OF INVESTMENTS

    Securities held by the Growth Portfolio are valued at market value, except for short-term debt securities. Short-term debt securities maturing in 60 days or less are valued on the amortized cost basis, which approximates market value. Stocks are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the latest bid price is used. Bonds are valued using prices quoted by a major dealer in bonds which offers a pricing service. Certain pricing methodologies, such as matrix pricing of bonds, may involve the use of estimates and actual sales prices may differ. Securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

    The value of foreign securities are translated into U.S. dollars using spot foreign exchange rates.

B.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

    Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in first-out basis for both tax and financial reporting purposes. Dividend income is recorded on the ex-dividend date, and interest income, including amortization of bond premium and accretion of discount, is accrued daily. Dividend income on foreign securities is recorded net of foreign tax withholdings.

    The accounting records of the Fund are maintained in U.S. dollars. For transactions denominated in a currency other than the U.S. dollar, purchases and sales of securities, income received, and expenses paid are translated into U.S. dollars at the foreign exchange spot rate on the date the transaction is recorded. Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

    The unrealized gain or loss on forward foreign currency contracts is due to the difference between the foreign exchange contract rate and the foreign exchange forward rate applicable to that contract at the end of the period. This gain or loss becomes realized when the contract is closed or settled.

    Futures contracts and options are valued based upon daily settlement prices with the fluctuations in value recorded as unrealized gains and losses. These gains and losses become realized when the position is closed. The risks associated with the use of options and futures contracts involve the possibilities of an illiquid market and an imperfect correlation between the value of the instrument and the underlying security.

C.  FEDERAL INCOME TAXES

    It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for Federal income taxes has been made.

    Income distributions and capital gain distributions are determined in accordance with income tax regu-

--------------------------------------------------------------------------------

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 1 (CONTINUED)
    lations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     In the Growth Portfolio, a reclassification was made for $188,988 from undistributed realized gains and losses to additional paid-in capital. Net investment income, net realized gains, and net assets were not effected by this change.

D.  DIVIDENDS AND DISTRIBUTIONS

     Dividends of the Growth Portfolio are declared and reinvested semi-annually, while capital gain distributions are declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Separate Accounts on the next business day after declaration.

E.  ORGANIZATION COSTS

     All costs incurred in connection with the formation of the Fund and its portfolios were paid by WRL.

NOTE 2 - INVESTMENT ADVISORY AND
           TRANSACTIONS WITH AFFILIATES

A.  INVESTMENT ADVISORY

     The Fund has entered into an annually renewable investment advisory agreement for the Growth Portfolio with WRL as investment adviser. The Fund pays to WRL, and charges to the portfolio, advisory fees each month at .80% of the average daily net assets.

     WRL currently voluntarily waives its advisory fees to the extent the Growth Portfolio's normal operating expenses exceeds 1.00% of the average daily net assets of the portfolio.

     WRL has entered into a sub-advisory agreement with Janus Capital Corporation ("JCC"). Pursuant to the agreement, fifty percent of the advisory fee paid to WRL is due JCC each month. The sub-advisory fee is an expense of WRL.

     The Growth Portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a specific portfolio are allocated based upon the proportionate number of policy and contract owners of the underlying sub-accounts. WRL directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL.

B.  AFFILIATES

     WRL is an indirect wholly-owned subsidiary of AEGON USA, Inc., which is an indirect wholly-owned subsidiary of AEGON nv, a Netherlands corporation.

NOTE 3 - SECURITY TRANSACTIONS

     Securities transactions are summarized as follows:

                                          GROWTH
                                        PORTFOLIO
                                      --------------
For the year ended December 31, 1995:
Purchases of securities:
  Long-term excluding U.S.
     Government.....................  $1,055,695,142
  U.S. Government securities........   1,694,937,824
Proceeds from maturities and sales
  of securities:
  Long-term excluding U.S.
     Government.....................   1,127,131,393
  U.S. Government securities........   1,686,795,548

--------------------------------------------------------------------------------

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4 - FEDERAL INCOME TAX MATTERS

     The income, expenses, gains and losses on securities transactions attributed to the Growth Portfolio for accounting purposes, are also attributed to the Growth Portfolio for Federal income tax purposes. Gains and losses on forward currency contracts are treated as ordinary income for Federal income tax purposes.

     Net capital gains noted below are the excess of the long-term capital gains over short-term capital losses. The net capital loss carryforwards are available to offset future capital gains through the periods listed below. The Growth Portfolio will elect to treat the net capital losses incurred in the two month period ended December 31, 1995, (Post-October Losses Deferred) as having been incurred in the following fiscal year. The cost of investments for Federal income tax purposes and the composition of unrealized appreciation and depreciation on investment securities for Federal income tax purposes are as follows at December 31, 1995:

                                                                                                  GROWTH
                                                                                                PORTFOLIO
                                                                                               ------------
Net Capital Gains............................................................................  $113,958,394
Post-October Losses Deferred.................................................................       233,731
Prior Year Net Capital Loss Carryforward Utilized............................................    43,473,423
Net Capital Loss Carryforward................................................................             0
  Available through:.........................................................................           n/a
Federal Tax Cost Basis.......................................................................   911,406,571
Unrealized Appreciation......................................................................   289,513,601
Unrealized Depreciation......................................................................     5,316,001
Net Unrealized Appreciation..................................................................   284,197,600

NOTE 5 - COMMITMENTS

     The Fund is authorized to enter into foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment in securities denominated in foreign currencies. All foreign exchange contracts are marked-to-market daily at the applicable foreign exchange rates and the resulting unrealized gains or losses recorded in the Fund's financial statements. These gains and losses are realized when the contract is extinguished either by entering into a closing transaction or by delivery of the currency. The risks that may arise from these contracts are the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the currency's value relative to the U.S. dollar.

     The Growth Portfolio entered into forward foreign currency contracts, which obligate the Fund to deliver currencies at specified future dates. The open contracts at December 31, 1995 are as follows:

                                                                                 12/31/95       NET UNREALIZED
                                                                                 VALUE IN        APPRECIATION
               CURRENCY                  BOUGHT (SOLD)     SETTLEMENT DATE     U.S. DOLLARS     (DEPRECIATION)
---------------------------------------  -------------     ---------------     ------------     --------------
Growth Portfolio
  German Deutschemark..................   (19,713,000)         2/22/96         $ 13,814,167         284,674
  German Deutschemark..................   (22,000,000)         4/11/96           15,453,731          98,369
  German Deutschemark..................    (8,500,000)         4/25/96            5,974,938         172,233
                                                                               ------------     --------------
          Total Growth Portfolio.......                                        $ 35,242,836        $555,276
                                                                               ============     ==============

--------------------------------------------------------------------------------

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 6 - FINANCIAL HIGHLIGHTS

     The Financial Highlights for the Growth Portfolio contain a chart (the "comparison chart") setting forth Average Annual Total Return ("total return") and a comparison of the change in value of a $10,000 investment in the Growth Portfolio to a broad based market index. In the comparison chart and the total return set forth in "Financial Highlights", the total return and the change in value of the Growth Portfolio reflect the advisory fee and all other Growth Portfolio expenses and include reinvestment of dividends and capital gains; they do not reflect the charges against the corresponding sub-account or the charges and deductions under the applicable Annuity Contracts. Where the Growth Portfolio's period from inception is less than one year, the total return shown is not annualized. The index referred to in the comparison chart is unmanaged and is used as a general measure of market performance; it assumes reinvestment of dividends and capital gains and the index does not include any management or investment expenses.

     The ratio of expenses to average net assets in the financial highlights is net of advisory fee waiver (see Note 2). Without the advisory fee waived by WRL the ratio for each period presented would be as follows:

                                                                                    DECEMBER 31
                                                  --------------------------------------------------------------------------------
                     PORTFOLIO                     1995      1994    1993    1992    1991    1990    1989    1988    1987    1986
   ---------------------------------------------  -------   ------  ------  ------  ------  ------  ------  ------  ------  ------
   Growth.......................................       *         *       *       *       *       *   1.13%   1.49%   1.90%   6.76%

  * No waiver - portfolio did not exceed expense limitations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   W R L   S E R I E S   F U N D ,  I N C .
--------------------------------------------------------------------------------

                 ---------------------------------------------
                         OFFICE OF THE WRL SERIES FUND
                              201 Highland Avenue
                                Largo, FL 34640
                                 1-800-851-9777
                 ---------------------------------------------

                                  DISTRIBUTOR:
                             InterSecurities, Inc.
                              201 Highland Avenue
                                Largo, FL 34640
                 ---------------------------------------------

                                FUND CUSTODIAN:
                         Investors Bank & Trust Company
                                89 South Street
                                Boston, MA 02111
                 ---------------------------------------------

                              INVESTMENT ADVISER:
                   Western Reserve Life Assurance Co. of Ohio
                              201 Highland Avenue
                                Largo, FL 34640
                 ---------------------------------------------

                                  SUB-ADVISER:
                           Janus Capital Corporation
                                   Suite 300
                              100 Fillmore Street
                                Denver, CO 80206
                 ---------------------------------------------

                            INDEPENDENT ACCOUNTANTS:
                              Price Waterhouse LLP
                                 1055 Broadway
                             Kansas City, MO 64105

THIS MATERIAL IS FOR CONTRACT HOLDER'S
REPORTING PURPOSES ONLY AND SHALL NOT
BE USED IN CONNECTION WITH A SOLICITATION,
OFFER OR ANY PROPOSED SALE OR PURCHASE
OF SECURITIES UNLESS PRECEDED OR
ACCOMPANIED BY A PROSPECTUS.


       February 1996
       ACC00004-A (2/96)

           Appendix to Electronic Format                             Page 1 of 1

           WRL Series Fund. Inc., Growth Portfolio

Page 1     (photo)    Shown is John R. Kenney, Chairman of the Board

Page 5     (graph)    Pie chart depicting industry investments as a percentage
                      of total portfolio net assets.

                          U.S. Government Obligations                    0.50%
                          Corporate Debt Securities                      1.24%
                          Preferred stocks                               4.06%
                          Banking                                        5.95%
                          Beverages                                      2.70%
                          Computer Technology                           22.14%
                          Electronics                                    4.37%
                          Finance                                        5.50%
                          Medical                                        5.94%
                          Pharmaceuticals                                8.20%
                          Telecommunications                            12.46%
                          Short-term U.S. Government Obligations         5.85%
                          Commercial Paper                              15.65%
                          Other                                          5.44%


Page 8     (graph)    Mountain graph depicting the change in value of a
                      $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks
                      (S&P) over the same time frame.

                                                    Portfolio       S&P Index
                          Inception 10/2/86             $10,000        $10,000
                          Period Ended 12/31/86         $10,144        $10,560
                          FYE 12/31/87                  $11,249        $11,110
                          FYE 12/31/88                  $13,344        $12,940
                          FYE 12/31/89                  $19,621        $17,040
                          FYE 12/31/90                  $19,578        $16,511
                          FYE 12/31/91                  $31,284        $21,542
                          FYE 12/31/92                  $32,021        $23,183
                          FYE 12/31/93                  $33,293        $25,519
                          FYE 12/31/94                  $30,527        $25,856
                          FYE 12/31/95                  $44,912        $35,481